Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2438

Defensive Equity & Income Portfolio 2025-3

INVESCO UNIT TRUSTS, SERIES 2446

Dividend Income & Value Portfolio 2025-4

Supplement to the Prospectuses

As a result of a previously announced spinoff, your Portfolio received one share of Solstice Advanced Materials Inc. for every four shares of Honeywell International Inc. held as of the close of business on October 17, 2025, the record date. Following the completion of this spinoff, your Portfolio now holds, and will continue to purchase, shares of both Honeywell International Inc. and Solstice Advanced Materials Inc.

Supplement Dated: November 4, 2025